EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Matrix Bancorp, Inc. (the "Company") on Form 10-Q for the quarter ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, D. Mark Spencer, President and Co-Chief Executive Officer of the Company, certify, pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

     2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:  May 3, 2004
                                                 /s/ D. Mark Spencer
                                                 ------------------------------
                                                 Name:  D. Mark Spencer
                                                 Title: President and
                                                        Co-Chief Executive
                                                        Officer